NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2017
NON-CONTROLLING INTERESTS [Abstract]
NON-CONTROLLING INTERESTS
29. NON-CONTROLLING INTERESTS

As of January 1, 2015, the Group recognized a non-controlling interest in the consolidated statements of operations and other comprehensive income (loss) to reflect the 31%, 10%, 36% and 23% economic interest in Shanghai Tongguo, Shenyang K-12, Ambow Jingxue and Genesis Career Enhancement, respectively, that is attributable to the shareholders other than the Group.

In 2015, the 36% economic interest in Ambow Jingxue amount of RMB 5,845 was derecognized as a result of disposal of subsidiary, while the 5% economic interest in Guangzhou ZS Career Enhancement amount of RMB 3,351 was recognized as a result of reconsolidation of subsidiary. In addition, three individual shareholders increased their economic interests in Shanghai Tongguo to 40% with a total amount of RMB 163.

In 2016, the Group established Suzhou Jiaxue under Ambow Zhixin, with a non-controlling economic interest of 40% amounting to RMB 400 from one individual shareholder and one corporate shareholder. Also the Group established Huanyu Liren under Kunshan Ambow, with a non-controlling economic interest of 40% amounting to RMB 396 from one individual shareholder.

In 2017, the 40% economic interests of Huanyu Liren and Suzhou Jiaxue, which was deficit of RMB 758 in total, were derecognized because respective minority shareholders sold their non-controlling interests to the Group. The total consideration for buy-out such non-controlling interests was RMB 798 and the difference between the consideration and the carrying amount of non-controlling interest derecognized was recorded as an adjustment to additional paid-in capital. The Group held 100% economic interests in Huanyu Liren and Suzhou Jiaxue thereafter.